Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:         Bombardier Capital Mortgage Securitization Corporation:
            BCMSC Trust 2000-A

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 2000-A and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Brian Peters
Brian Peters
Bombardier Capital Mortgage Securitization Corporation:


                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) December 31, 2002


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                         (Depositor)
                    (Exact name of registrant as specified in its charter)


                                       on behalf of


                               BCMSC Trust Series 2000-A

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                 Page 1 of 9
                      Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates)of the BCMSC Trust Series 2000-A on December 16,2002 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

      99.1. Distribution Date Statement relating to interest and prinicipal distributions made on December 16, 2002 on the Series 2000-A Certificates


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Brian Peters
                                 Brian Peters
                                 Title: President

Date: December 31, 2002



I.   ORIGINAL DEAL PARAMETERS

     (A)  Initial Pool Principal Balance                                                        $416,788,877.53
     (B)  Initial Certificates Principal Balance                                               $ 401,190,000.00
          (i)   Initial Class A-1 Certificate Principal Balance        $ 85,000,000.00
                                  Certificate Amount Percentage                                          20.39%
                                  Certificate Pass-through Rate                                           1.54%
          (ii)  Initial Class A-2 Certificate Principal Balance        $ 76,000,000.00
                                  Certificate Amount Percentage                                          18.23%
                                  Certificate Pass-through Rate                                           7.58%
          (iii) Initial Class A-3 Certificate Principal Balance        $ 50,000,000.00
                                  Certificate Amount Percentage                                          12.00%
                                  Certificate Pass-through Rate                                           7.83%
          (iv)  Initial Class A-4 Certificate Principal Balance        $ 74,531,000.00
                                  Certificate Amount Percentage                                          17.88%
                                  Certificate Pass-through Rate                                           8.29%
          (v)   Initial Class A-5 Certificate Principal Balance        $ 25,000,000.00
                                  Certificate Amount Percentage                                           6.00%
                                  Certificate Pass-through Rate                                           8.32%
          (vi)  Initial Class M-1 Certificate Principal Balance        $ 29,178,000.00
                                  Certificate Amount Percentage                                           7.00%
                                  Certificate Pass-through Rate                                           8.51%
          (vii) Initial Class M-2 Certificate Principal Balance        $ 20,841,000.00
                                  Certificate Amount Percentage                                           5.00%
                                  Certificate Pass-through Rate                                           9.00%
          (viii)Initial Class B-1 Certificate Principal Balance        $ 18,757,000.00
                                  Certificate Amount Percentage                                           4.50%
                                  Certificate Pass-through Rate                                           9.00%
          (ix)  Initial Class B-2 Certificate Principal Balance        $ 21,883,000.00
                                  Certificate Amount Percentage                                           5.25%
                                  Certificate Pass-through Rate                                           9.00%

     (C)  Initial Weighted Average Coupon (WAC)                                                          10.90%
     (D)  Initial Weighted Average Original Maturity (WAOM)                                              325.00 months
     (E)  Initial Weighted Average Remaining Maturity (WAM)                                              323.00 months
     (F)  Initial Number of Receivables                                                                   9,828
     (G)  Servicing Fee Rate                                                                              1.00%
     (H)  Credit Enhancement
          (i)   Reserve Fund Initial Deposit Percentage                                                   0.00%
          (ii)  Reserve Fund Target %                                                                     0.00%
          (iii) Target Overcollateralization Percentage Prior to Crossover Date                           5.25%
          (iv)  Target Overcollateralization Percentage After Crossover Date                              9.19%
          (v)   Target Overcollateralization Floor                                                        1.25%
          (vi)  Target Credit Enhancement % Prior to Crossover Date                                       5.25%
          (vii) Target Credit Enhancement % After Crossover Date                                          9.19%
          (viii)Target Credit Enhancement Floor                                                           1.25%
          (ix)  Target Credit Enhancement Amount                                                $ 21,881,416.07
     (I)  Crossover Date Tests
                Earliest Crossover Date                                                                Feb-2005
                Percent of Initial Suboridnation Percentage                                             186.00%
     (J)  Class B-2 Floor Percentage (of Initial Pool Balance)                                            0.75%

II.  CURRENT PORTFOLIO INFORMATION

     (A)  Beginning Pool Schedule Balance                                                      $ 304,364,948.38
     (B)  Beginning Pool Factor                                                                      73.026169%
     (C)  Ending Pool Schedule Balance                                                         $ 300,671,571.36
     (D)  Ending Pool Factor                                                                         72.140018%
     (E)  Ending Total Certificate Balance (after Current Distributions)                       $ 300,671,571.36
     (F)  Current Overcollateralization Amount (after Current Distributions)                               0.00
     (G)  Weighted Average Coupon (WAC)                                                                  10.83%
     (H)  Weighted Average Remaining Maturity (WAM)                                                      293.62 months
     (I)  Ending Number of Receivables                                                                    7,177


III. COLLECTION CALCULATIONS

     (A)  Interest

          (i)   Scheduled Interest Collections durring Current Period                              2,180,714.93
          (ii)  Paid Ahead Interest Collections applied to Current Period                             57,545.32
          (iii) Net Servicer Advance                                                                 237,748.19
          (iiia)Reimbursement to Servicer For Previously Unrecovered Advances *VI(D)                (400,310.92)
          (iv)  Liquidation Proceeds Attributable to Interest                                        102,826.48
          (v)   Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)            0.00
          (vi)  Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                       0.00
          (vii) Recoveries on Previously Liquidated Contracts                                         17,312.09
                                                                                                   -------------
          (viii)Total Interest Amount Available for Distribution                                   2,195,836.09

     (B)  Principal

          (i)   Scheduled Principal Collections                                                      198,758.26
          (ii)  Full and Partial Principal Prepayments                                               925,107.66
          (iii) Paid Ahead Principal Collections Applied to Current Period                             5,571.63
          (iv)  Net Servicer Advance                                                                  27,769.10
          (v)   Liquidation Proceeds Attributable to Principal                                       658,836.32
          (vi)  Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)               0.00
          (vii) Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                          0.00
          (viii)Other Principal Amounts                                                                    0.00
                                                                                                   -------------
          (ix)  Total Principal Amount Available for Distribution                                  1,816,042.97


IV.  DISTRIBUTION CALCULATIONS

     (A)        Total Interest Available for Distribution                                          2,195,836.09
     (B)        Total Principal Available for Distribution                                         1,816,042.97
     (C)        Reserve Fund Draw Amount Required                                                          0.00
     (D)        Draw on Letter of Credit for Interest Distribution                                         0.00
                Less:
                Monthly Servicing Fee                                                                253,637.46
                Reimbursement to Servicer for Liquidation Expense                                      3,445.26
                Late Payment Fees, Extension Fees and Other Permitted Fees                                 0.00
                Other Permitted Withdrawals from Certificate Account                                       0.00
                                                                                                   -------------
                Available Distribution Amount                                                      3,754,796.34

                Interest Accrual Period                                                                      31 days

                Total Interest Amount Due                                                          1,942,198.63
                Total Interest Distribution Amount                                                 1,942,198.63

                Amount Available for Principal Distribution Amount                                 1,812,597.71
                Principal Distribution Calculation:
                Total Principal Amount Available for Distribution                                  1,816,042.97
                Principal Loss on Liquidated Assets                                                1,877,334.05
                                                                                                   -------------
                  Principal Distribution Due                                                       3,693,377.02
                Overcollaterallization Writedown Amount                                                    0.00
                Overcollaterallization Reduction Amount                                                    0.00
                Accelerated Principal Distribution Amount for Current Period                               0.00
                                                                                                   -------------
                Total Principal Amount to be Distributed                                           3,693,377.02

                Draw on Letter of Credit for Principal Distribution                                        0.00
                Excess Interest                                                                            0.00
                Reserve Account Deposit                                                                    0.00
                Reserve Account Release                                                                    0.00
                Class X Distribution Amount                                                                0.00
                Class R Distribution Amount                                                                0.00


V.   SERVICER ADVANCE

     (A)  Interest
          (i)        Beginning Advance                                                             12,451,561.76
          (ii)       Monthly Servicer Advance (Reimbursement)                                         237,748.19
          (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                        (360,279.82)
                                                                                                   -------------
          (iv)       Ending Advance Balance                                                        12,329,030.13

     (B)  Principal
          (i)        Beginning Advance                                                               991,397.98
          (ii)       Monthly Servicer Advance (Reimbursement)                                         27,769.10
          (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                         (40,031.09)
                                                                                                   -------------
          (iv)       Ending Advance Balance                                                          979,135.99

     (C)  Total Servicer Advance
          (i)        Beginning Advance                                                            13,442,959.74
          (ii)       Monthly Servicer Advance (Reimbursement)                                        265,517.29
          (iii)      Reimbursement of Previously Unrecovered Advances *VI(D)                        (400,310.91)
                                                                                                   -------------
          (iv)       Ending Advance Balance                                                       13,308,166.12

VI.  CREDIT ENHANCEMENT

     (A)  Overcollateralization

          (I)   Target Overcollaterallization Amount                                              21,881,416.07
          (ii)  Beginning Balance                                                                          0.00
          (iii) Write Down for Certificate Distributions                                                   0.00
          (iv)  Overcollaterallization Addition Amount                                                     0.00
          (v)   Overcollaterallization Reduction Amount                                                    0.00
                                                                                                   -------------
          (vi)  Ending Balance                                                                             0.00

     (B)  Reserve Fund (if applicable)

          (i)   Required Reserve Fund Balance                                                              0.00
          (ii)  Beginning Reserve Fund Balance                                                             0.00
          (iii) Draws for Certificate Distributions                                                        0.00
          (iv)  Excess Interest Deposited                                                                  0.00
          (v)   Reserve Fund Release                                                                       0.00
                                                                                                   -------------
          (vi)  Ending Reserve Fund Balance                                                                0.00

     (C)  Letter of Credit (if applicable)
          (i)   Beginning LC Balance                                                                       0.00
          (ii)  Draw on LC for Interest Distribution                                                       0.00
          (iii) Draw on LC for Principal Distribution                                                      0.00
                                                                                                   -------------
          (iv)  Ending Balance                                                                             0.00

     (D)  Unreimbursed Servicer Advances (see note*)
          (i)   Previous Unreimbursed Advance Balance                                              4,572,255.50
          (ii)  Current Months Reimbursement from Excess Interest                                   (400,310.91)
                                                                                                   -------------
          (iii) Ending Unreimbursed Advance Balance                                                4,171,944.59
          Note: **represents advances made in respect of contracts that were liquidated, and not reimbursed, before the current period.


VII. CERTIFICATE DISTRIBUTIONS

     (A)  Senior Certificates - Interest

          (i)   Class A-1
                                  Pass-Through Rate                                                       1.54%
                                  Beginning Carryover Interest                                              $ -
                                  Current Interest Accrual                                          $ 31,470.09
                                  Current Carryover Interest Accrual                                        $ -
                                  Interest Paid                                                     $ 31,470.09
                                  Ending Carryover Balance                                                  $ -
                                  Interest Paid Per $1000                                                $ 0.37

          (ii)  Class A-2
                                  Pass-Through Rate                                                       7.58%
                                  Beginning Carryover Interest                                              $ -
                                  Current Interest Accrual                                         $ 443,484.50
                                  Current Carryover Interest Accrual                                        $ -
                                  Interest Paid                                                    $ 443,484.50
                                  Ending Carryover Balance                                                  $ -
                                  Interest Paid Per $1000                                                $ 5.84

          (iii) Class A-3
                                  Pass-Through Rate                                                       7.83%
                                  Beginning Carryover Interest                                              $ -
                                  Current Interest Accrual                                         $ 301,587.94
                                  Current Carryover Interest Accrual                                        $ -
                                  Interest Paid                                                    $ 301,587.94
                                  Ending Carryover Balance                                                  $ -
                                  Interest Paid Per $1000                                                $ 6.03

          (iv)  Class A-4
                                  Pass-Through Rate                                                       8.29%
                                  Beginning Carryover Interest                                              $ -
                                  Current Interest Accrual                                         $ 475,963.54
                                  Current Carryover Interest Accrual                                        $ -
                                  Interest Paid                                                    $ 475,963.54
                                  Ending Carryover Balance                                                  $ -
                                  Interest Paid Per $1000                                                $ 6.39

          (v)   Class A-5
                                  Pass-Through Rate                                                       8.32%
                                  Beginning Carryover Interest                                              $ -
                                  Current Interest Accrual                                         $ 160,230.63
                                  Current Carryover Interest Accrual                                        $ -
                                  Interest Paid                                                    $ 160,230.63
                                  Ending Carryover Balance                                                  $ -
                                  Interest Paid Per $1000                                                $ 6.41

     (B)  Subordinate Certificates - Interest

          (i)   Class M1
                                  Pass-Through Rate                                                       8.51%
                                  Beginning Carryover Interest                                              $ -
                                  Current Interest Accrual                                         $ 207,017.91
                                  Current Carryover Interest Accrual                                        $ -
                                  Interest Paid                                                    $ 207,017.91
                                  Ending Carryover Balance                                                  $ -
                                  Beginning Carryover Writedown Interest                                    $ -
                                  Current Writedown Interest                                                $ -
                                  Current Carryover Writedown Interest Accrual                              $ -
                                  Writedown interest Paid                                                   $ -
                                  Ending Carryover Writedown Interest                                       $ -
                                  Interest Paid Per $1000                                                $ 7.10

          (ii)  Class M2
                                  Pass-Through Rate                                                       9.00%
                                  Beginning Carryover Interest                                              $ -
                                  Current Interest Accrual                                         $ 156,307.50
                                  Current Carryover Interest Accrual                                        $ -
                                  Interest Paid                                                    $ 156,307.50
                                  Ending Carryover Balance                                                  $ -
                                  Beginning Carryover Writedown Interest                                    $ -
                                  Current Writedown Interest                                                $ -
                                  Current Carryover Writedown Interest Accrual                              $ -
                                  Writedown interest Paid                                                   $ -
                                  Ending Carryover Writedown Interest                                       $ -
                                  Interest Paid Per $1000                                                $ 7.50

          (iii) Class B1
                                  Pass-Through Rate                                                       9.00%
                                  Beginning Carryover Interest                                              $ -
                                  Current Interest Accrual                                         $ 140,677.50
                                  Current Carryover Interest Accrual                                        $ -
                                  Interest Paid                                                    $ 140,677.50
                                  Ending Carryover Balance                                                  $ -
                                  Beginning Carryover Writedown Interest                                    $ -
                                  Current Writedown Interest                                                $ -
                                  Current Carryover Writedown Interest Accrual                              $ -
                                  Writedown interest Paid                                                   $ -
                                  Ending Carryover Writedown Interest                                       $ -
                                  Interest Paid Per $1000                                                $ 7.50

          (iv)  Class B2
                                  Pass-Through Rate                                                       9.00%
                                  Beginning Carryover Interest                                              $ -
                                  Current Interest Accrual                                          $ 25,459.01
                                  Current Carryover Interest Accrual                                        $ -
                                  Interest Paid                                                     $ 25,459.01
                                  Ending Carryover Balance                                                  $ -
                                  Beginning Carryover Writedown Interest                                    $ -
                                  Current Writedown Interest                                                $ -
                                  Current Carryover Writedown Interest Accrual                              $ -
                                  Writedown interest Paid                                                   $ -
                                  Ending Carryover Writedown Interest                                       $ -
                                  Interest Paid Per $1000                                                $ 1.16

     (C)  Senior Certificates - Principal

          (i)   Class A-1
                                  Initial Certificate Balance                                     85,000,000.00
                                  Initial Certificate Percentage                                         20.39%
                                  Beginning Certificate Balance                                   23,711,867.13
                                  Current Principal Due                                              185,103.83
                                  Current Principal Paid                                             185,103.83
                                  Principal Shortfall Carryover For Current Period                         0.00
                                  Accelerated Principal Distribution                                       0.00
                                  Ending Certificate Balance                                      23,526,763.30
                                  Ending Pool Factor                                                      7.82%
                                  Principal Paid per $1000                                                 2.18
                                  Total Class Distribution                                           185,103.83

          (ii)  Class A-2
                                  Initial Certificate Balance                                     76,000,000.00
                                  Initial Certificate Percentage                                         18.23%
                                  Beginning Certificate Balance                                   70,254,969.57
                                  Current Principal Due                                              548,436.95
                                  Current Principal Paid                                             548,436.95
                                  Principal Shortfall Carryover For Current Period                         0.00
                                  Accelerated Principal Distribution                                       0.00
                                  Ending Certificate Balance                                      69,706,532.61
                                  Ending Pool Factor                                                     23.18%
                                  Principal Paid per $1000                                                 7.22
                                  Total Class Distribution                                           548,436.95
          (iii) Class A-3

                                  Initial Certificate Balance                                     50,000,000.00
                                  Initial Certificate Percentage                                         12.00%
                                  Beginning Certificate Balance                                   46,220,374.71
                                  Current Principal Due                                              360,813.79
                                  Current Principal Paid                                             360,813.79
                                  Principal Shortfall Carryover For Current Period                         0.00
                                  Accelerated Principal Distribution                                       0.00
                                  Ending Certificate Balance                                      45,859,560.93
                                  Ending Pool Factor                                                     15.25%
                                  Principal Paid per $1000                                                 7.22
                                  Total Class Distribution                                           360,813.79
          (iv)  Class A-4

                                  Initial Certificate Balance                                     74,531,000.00
                                  Initial Certificate Percentage                                         17.88%
                                  Beginning Certificate Balance                                   68,897,014.96
                                  Current Principal Due                                              537,836.25
                                  Current Principal Paid                                             537,836.25
                                  Principal Shortfall Carryover For Current Period                         0.00
                                  Accelerated Principal Distribution                                       0.00
                                  Ending Certificate Balance                                      68,359,178.71
                                  Ending Pool Factor                                                     22.74%
                                  Principal Paid per $1000                                                 7.22
                                  Total Class Distribution                                           537,836.25
          (v)   Class A-5

                                  Initial Certificate Balance                                     25,000,000.00
                                  Initial Certificate Percentage                                          6.00%
                                  Beginning Certificate Balance                                   23,110,187.37
                                  Current Principal Due                                              180,406.89
                                  Current Principal Paid                                             180,406.89
                                  Principal Shortfall Carryover For Current Period                         0.00
                                  Accelerated Principal Distribution                                       0.00
                                  Ending Certificate Balance                                      22,929,780.47
                                  Ending Pool Factor                                                      7.63%
                                  Principal Paid per $1000                                                 7.22
                                  Total Class Distribution                                           180,406.89

     (D)  Subordinate Certificates - Principal


          (i)   Class M1
                                  Initial Certificate Balance                                     29,178,000.00
                                  Initial Certificate Percentage                                          7.00%
                                  Beginning Certificate Balance                                   29,178,000.00
                                  Current Principal Due                                                    0.00
                                  Current Principal Paid                                                   0.00
                                  Principal Shortfall Carryover For Current Period                         0.00
                                  Ending Certificate Balance- Excluding Writedowns                29,178,000.00
                                  Ending Pool Factor                                                      9.70%
                                  Principal Paid per $1000                                                 0.00
                                  Beginning Outstanding Writedown                                          0.00
                                  Current Writedown/Writeup                                                0.00
                                  Ending Certificate Balance- Including Writedowns                29,178,000.00
                                  Total Class Distribution                                                 0.00


          (ii)  Class M2
                                  Initial Certificate Balance                                     20,841,000.00
                                  Initial Certificate Percentage                                          5.00%
                                  Beginning Certificate Balance                                   20,841,000.00
                                  Current Principal Due                                                    0.00
                                  Current Principal Paid                                                   0.00
                                  Principal Shortfall Carryover For Current Period                         0.00
                                  Ending Certificate Balance- Excluding Writedowns                20,841,000.00
                                  Ending Pool Factor                                                      6.93%
                                  Principal Paid per $1000                                                 0.00
                                  Beginning Outstanding Writedown                                          0.00
                                  Current Writedown/Writeup                                                0.00
                                  Ending Certificate Balance- Including Writedowns                20,841,000.00
                                  Total Class Distribution                                                 0.00

          (iii) Class B1
                                  Initial Certificate Balance                                     18,757,000.00
                                  Initial Certificate Percentage                                          4.50%
                                  Beginning Certificate Balance                                   18,757,000.00
                                  Current Principal Due                                                    0.00
                                  Current Principal Paid                                                   0.00
                                  Principal Shortfall Carryover For Current Period                         0.00
                                  Ending Certificate Balance- Excluding Writedowns                18,757,000.00
                                  Ending Pool Factor                                                      6.24%
                                  Principal Paid per $1000                                                 0.00
                                  Beginning Outstanding Writedown                                          0.00
                                  Current Writedown/Writeup                                                0.00
                                  Ending Certificate Balance- Including Writedowns                18,757,000.00
                                  Total Class Distribution                                                 0.00

          (iv)  Class B2
                                  Initial Certificate Balance                                     21,883,000.00
                                  Initial Certificate Percentage                                          5.25%
                                  Beginning Certificate Balance                                    3,394,534.64
                                  Current Principal Due                                                    0.00
                                  Current Principal Paid                                                   0.00
                                  Principal Shortfall Carryover For Current Period                         0.00
                                  Ending Certificate Balance- Excluding Writedowns                21,883,000.00
                                  Ending Pool Factor                                                      0.50%
                                  Principal Paid per $1000                                                85.95
                                  Beginning Outstanding Writedown                                  18,488,465.35
                                  Current Writedown/Writeup                                        (1,880,779.31)
                                  Ending Certificate Balance- Including Writedowns                  1,513,755.34
                                  Total Class Distribution                                         (1,880,779.31)

     (E)  Total Certificate Balances
                                                                         Beg of Period             End of Period
          (i)   Aggregate Balance of Certificates                     $ 304,364,948.38          $ 300,671,571.36
          (ii)  Total Certificate Pool Factor                              75.8655371%               74.9449317%



VIII.DELINQUENCY INFORMATION
                                                                            Percent of               Percent of
     Delinquent Receivables at End of Due Period :   Scheduled Balance    Pool Balance       Units  Total Units
          30-59 Days Delinquent                       $ 26,672,014.51            8.87%         619        8.62%
          60-89 Days Delinquent                       $ 15,112,586.08            5.03%         371        5.17%
          90 Days or More Delinquent                  $ 36,779,634.05           12.23%         834       11.62%
          Homes Repossessed or Foreclosed Upon         $ 9,786,537.61            3.25%         219        3.05%

          Bankruptcy*   (included in above delinquency$ 26,787,304.24            8.91%         591        8.23%

          Extensions granted during period                                                     117
          Rewrites granted during period                                                         0

          * The Bankruptcy units and balances are already included in the above delinquency numbers.
             This information is provided for reference only.


IX.  REPURCHASED CONTRACTS

     (A)  Repurchased Contracts -  Breach of Rep or Warranty
          (i)   Beginning Cumulative Repurchased Contracts since cutoff                            $ 1,225,016.66
          (ii)  Number of Contracts repurchased this period                                                   -
          (iii) Repurchase Price of Contracts this period                                                   $ -
          (iv)  Ending Cumulative Repurchased Contracts since cutoff                               $ 1,225,016.66

     (B)  Repurchased Contracts -  Delinquent Loans
          (i)   Beginning Cumulative Repurchased Contracts since cutoff                                     $ -
          (ii)  Number of Contracts repurchased this period                                                   -
          (iii) Repurchase Price of Contracts this period                                                   $ -
          (iv)  Ending Cumulative Repurchased Contracts since cutoff                                        $ -

X.   REPOSSESSION / LOSS INFORMATION
                                                                                             Units   Scheduled Balance
                Beginning Repossession Inventory                                               222 $10,004,408.25
                Repossessions Incurred                                                          60 $ 2,296,476.63
                Less Repurchase of Delinquent Loans                                              0          $ -
                Less Repossessions Sold                                                         63 $ 2,514,347.27
                                                                                       -------------------------
                Ending Repossession Inventory                                                  219 $ 9,786,537.61

                Principal Balance of Repossessions Liquidated                                      $ 2,514,347.27
                Reimbursement of Servicer Advances on Liquidated Contracts                          $   21,823.10
                     Liquidation Proceeds Attributable to Principal                                $   658,836.32
                                                                                                   -------------
                          Principal Loss on Liquidation of Repo                                    $ 1,877,334.05
                Reimbursement to Servicer for Liquidation Expense                                    $   3,445.26
                Recoveries for Previously Liquidated Contracts                                      $   17,312.09
                                                                                                   -------------
                Net Liquidation Loss (Realized Loss)                                               $ 1,863,467.22

          Recoveries
                Liquidation Proceeds Attributable to Interest                                        $ 102,826.48
                Liquidation Proceeds Attributable to Principal                                       $ 658,836.32
                Recoveries for Previously Liquidated Contracts                                        $ 17,312.09
                                                                                                   -------------
                Total Recoveries                                                                     $ 778,974.89
                Recovery Percentage of Principal Balance of Repossessions Liquidated                        31%






XI.  TRIGGERS

          Has the Crossover Date Occurred?                                                      NO

                Where the Current Distribution Date of                                    12/15/02
                is greater than the Earliest Crossover Date of                           2/29/2005
                                  And
                Subordinated Certificates Beginning Principal Balance of               72,170,534.64
                plus the Current Overcollateralization Amount of                                0.00
                divided by the Current Beginning Pool Principal Balance of            304,364,948.38
                                                                                       ------------
                Equals                                                                      23.71%
                                                                                       ------------
                                  And is greater than the:
                Subordinated Initital Certificates Percentage of                            21.75%
                multiplied by the
                Percentage (as Percent of Initial Class Subordination Percentage)             186%
                                                                                       ------------
                Equals                                                                      40.46%
                                                                                       ------------


          Principal Distribution Tests:                                   Actual Ratio  Test Ratio       Result

                                                                           Over 60 Days Delinquent
                                                                      -----------------------------
                Current Mo                                                      20.51%
                1st Preceding Mo                                                19.67%
                2nd Preceding Mo                                                20.16%
                Average 60 Day Delinquency Ratio:                               20.12%       5.50%         FAIL

                                                                           Over 30 Days Delinquent
                                                                      -----------------------------
                Current Mo                                                      29.38%
                1st Preceding Mo                                                28.47%
                2nd Preceding Mo                                                29.32%
                Average 30 Day Delinquency Ratio:                               29.06%       8.50%         FAIL





                                                                                    Net Liquidation Losses
                                                     Ending Pool Bal                   (Realized Losses)
                                                     -----------------------------------------------------------
                Current Mo                             300,671,571.36                  1,863,467.22
                1st Preceding Mo                       304,364,948.38                  3,068,305.01
                2nd Preceding Mo                       309,237,583.01                  3,645,985.65
                                  ------------------------------------------------------------------------------
                                  Total                914,274,102.75                  8,577,757.88
                                  ------------------------------------------------------------------------------
                                  Divided by                        3
                                  ------------------------------------
                                  Average              304,758,034.25


                Sum of last 3 months of Losses                            8,577,757.88
                Divided by 3 month average of Pool Balance              304,758,034.25
                Annualized  (multiply by 4)                                          4
                Current Realized Loss Ratio:                                    11.26%       3.00%         FAIL



                Beginning Cumulative Realized Losses                     56,768,704.50
                Net Liquidation Losses (Realized Losses)                  1,863,467.22
                                                                      -----------------
                Ending Cumulative Realized Losses                        58,632,171.72
                Divided by Initial Pool Principal Balance               416,788,877.53
                Cumulative Realized Loss Ratio:                                 14.07%       7.00%         FAIL


          Should Principal Be Distributed to the Subordinated Certificates?                                  NO





The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        _____________________  DATE:_________________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        _____________________  DATE:_________________________
NAME:    Ana Dropps
TITLE:   Vice President - Finance